                                                                    EXHIBIT 10.1



                       PREFERRED STOCK PURCHASE AGREEMENT

      THIS PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is made and
                                                    ---------
entered into as of November 28, 2001 by and between Sanshin Electronics Co., Ltd., a corporation organized under the laws of Japan ("Purchaser"), and Sonic
                                                        ---------
Solutions, a California corporation (the Company").
                                         -------

                                   Background

      A. The Board of Directors of the Company has adopted the Certificate of Determination (the "Certificate") in the form attached hereto as Exhibit A
                    -----------                                  ---------
which, among other matters, establishes the rights, preferences, and privileges of the Company's Series E Preferred Stock (the "Series E Preferred Stock").
                                                ------------------------

      B. The Company desires to sell up to 250,000 shares of Preferred Stock to the Purchaser, and the Purchaser desires to purchase up to 250,000 shares of Series E Preferred Stock from the Company, subject to the terms and conditions set forth in this Agreement.

                                    Agreement

1.    PURCHASE AND SALE OF PREFERRED STOCK

      1.1.   Issuance of Preferred Stock. Subject to the terms and conditions of
             ---------------------------
             this Agreement, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company, at the purchase price of $4.00 per share, a total of 250,000 shares of Series E Preferred Stock (the "Shares").
                                   ------

      1.2.   Closing. The closing of the purchase and sale of the Shares shall
             -------
             take place at the offices of Heller Ehrman White & McAuliffe LLP, 275 Middlefield Road, Menlo Park, California 94025-3506, on December 3, 2001, at 9 a.m. (the "Closing") or at such other place
                                               -------
             and time as the Company and the Purchaser mutually agree. The date of the Closing shall constitute the "Closing Date." At the Closing,
                                                  ------------
             the Company will deliver to the Purchaser a certificate representing the Shares which the Purchaser is obtaining and an executed counterpart of the Transactional

               Agreements. At the Closing, the Purchaser will deliver to the Company an executed counterpart of the Transactional Agreements and the purchase price of the Shares by wire transfer or by a check payable to the Company.

2. DEFINITIONS. For the purposes of this Agreement, the definitions below shall be applicable.

         2.1.  "Act" shall be as defined in Section 3.6.
                ---                         -----------

         2.2.  "Agreement" shall be as defined in the opening paragraph of this
                ---------
               Agreement.

         2.3.  "Purchaser" shall be as defined in the opening paragraph of this
                ---------
               Agreement.

         2.4.  "Certificate" shall be as defined in the Background section of
                -----------
               this Agreement.

         2.5.  "Company" shall be as defined in the opening paragraph to this
                -------
               Agreement.

         2.6.  "Company's Damages" shall be as defined in Section 5.1.
                -----------------                         -----------

         2.7.  "SEC Reports" shall be as defined in Section 4.6.
                -----------                         -----------

         2.8.  "Series E Preferred" shall be as defined in the Background
                ------------------
               section of this Agreement.

         2.9.  "Shares" shall be as defined in Section 1.1.
                ------                         -----------

         2.10. "Closing" shall be as defined in Section 1.2.
                -------                         -----------

         2.11. "Closing Date" shall be as defined in Section 1.2.
                ------------                         -----------

         2.12. "Damages" shall be as defined in Section 5.2.
                -------                         -----------

         2.13. "Established Damages" shall be as defined in Section 5.3.
                -------------------                         -----------

         2.14. "Exchange Act" shall be as defined in Section 4.6.
                -----------                          -----------

         2.15. "Indemnitee" shall be as defined in Section 5.3.
                ----------                         -----------

         2.16. "Indemnitor" shall be as defined in Section 5.3.
                ----------                         -----------

         2.17. "Liquidation Event" shall be as defined in the Certificate.
                -----------------

         2.18. "Notice of Claim" shall be as defined in Section 5.3.
                ---------------                         -----------

         2.19. "Resolution Period" shall be as defined in Section 5.4.
                -----------------                         -----------

         2.20.  "SEC" shall be as defined in Section 4.6.
                 ---                         -----------

         2.21.  "Purchaser's Damages" shall be as defined in Section 5.2.
                 -------------------                         -----------

         2.22.  "Third Party Claims" shall be as defined in Section 5.4.
                 ------------------                         -----------

         2.23.  "Transactional Agreements" shall mean this Agreement and the
                 ------------------------
                Registration Rights Agreement between the Company and the Purchaser dated as of the Closing Date.

         2.24. All references to currency herein are to lawful money of the United States of America, unless otherwise specified.

3.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

         The Purchaser hereby represents and warrants to the Company that:

         3.1.   Organization and Authority. The Purchaser (i) is a corporation
                --------------------------
                duly organized, validly existing under the laws of Japan; (ii) has all necessary corporate power to own and lease its properties, to carry on its business as now being conducted and to enter into and perform the Transactional Agreements; and
                (iii) is qualified to do business in all jurisdictions in which the failure to so qualify would have a material adverse effect on its business.

         3.2.   Authority Relating to the Transactional Agreements; No Violation
                ----------------------------------------------------------------
                of Other Instruments.
                --------------------

                (a) The execution and delivery of the Transactional Agreements and the performance of the Transactional Agreements by Purchaser have been duly authorized by all necessary corporate action on the part of Purchaser and, assuming execution of the Transactional Agreements by the Company, the Transactional Agreements will constitute legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their terms, subject as to enforcement: (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights; and (ii) to general principles of equity, whether such enforcement is considered in a proceeding in equity or at law.

                (b) Neither the execution of the Transactional Agreements nor the performance of the transactions contemplated thereby by Purchaser will: (i) conflict with or result in any breach or violation of the terms of any decree, judgment, order, law or regulation of any court or other governmental body now in effect applicable to the Purchaser or any federal, state or local law, rule or regulation now in effect applicable to the Purchaser (including without limitation any law for the protection of employees); (ii) violate or conflict with any provision of Purchaser's Articles of Incorporation or Bylaws or constituent documents.

                (c) No consent from any third party and no consent, approval or authorization of, or declaration, filing or registration with, any government or regulatory authority is required to be made or obtained by Purchaser in order to permit the execution, delivery or performance of the Transactional Agreements by Purchaser, or the consummation of the transactions contemplated by the Transactional Agreements, except such consents, approvals, authorizations, declarations, filings or registrations the failure of which to obtain or make could not reasonably be expected to have a material adverse effect on the transactions contemplated by this Agreement.

         3.3.   Compliance with Law. Purchaser is not in violation of any
                -------------------
                decree, judgment, order, law or regulation of any court or other governmental body (including without limitation, applicable environmental protection legislation and regulations, equal employment and civil rights regulations, legislation related to wages, hours and the payment of social security taxes and occupational health and safety legislation), which violation could reasonably be expected to have a material adverse effect on the assets or business of the Purchaser.

         3.4.   Brokers and Finders. The Purchaser shall pay or satisfy any
                -------------------
                commission, fee or payment required to be made to any broker or finder retained by the Purchaser in connection with the transactions contemplated by the Transactional Agreements. The Purchaser will indemnify and hold the Company harmless against all claims for brokers' or finders' fees made or asserted by any party claiming to have been employed by the Purchaser or any shareholder, director, officer, employee or agent of the Purchaser and all costs and expenses (including the reasonable fees of counsel) of investigating and defending such claims.

         3.5.   Investment. This Agreement is made with the Purchaser in
                ----------
                reliance upon its representation to the Company, hereby confirmed by the execution of this Agreement by the Purchaser, that the Shares will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing any of the Shares. By executing this Agreement, the Purchaser further represents that it has no contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Shares.

         3.6.   Unregistered Securities. The Purchaser must bear the economic
                -----------------------
                risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and therefore cannot and will not
                                       ---
                be sold unless they are subsequently registered under the Act or an exemption from such registration is available, if applicable. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

         3.7.   Experience. The Purchaser represents that: (i) it has such
                ----------
                knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; (ii) it believes it has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to obtain the Shares; (iii) it has had the opportunity to discuss the Company's business, management, and financial affairs with the Company's management, (iv) it has the ability to bear the economic risks of its prospective investment; and (v) it is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on its investment.

         3.8.   Accredited Investor. The Purchaser presently qualifies as an
                -------------------
                "accredited investor" within the meaning of Regulation D of the rules and regulations promulgated under the Act.

         3.9.   Legend. The Purchaser acknowledges that the Shares shall bear
                ------
                the following legend and any other legend deemed reasonably necessary by the Company:

                "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL FOR THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

         3.10.  Accuracy of Documents and Information. The copies of
                -------------------------------------
                instruments, agreements and other documents set forth or referenced in Schedules or Exhibits to the Transactional Agreements furnished by the Purchaser to the Company and the copies of instruments, agreements and other documentation specifically required to be furnished by the Purchaser to the Company pursuant to the Transactional

                Agreements are and will conform to the original of such instruments, agreements and documents in all material respects. No representations or warranties made by Purchaser in the Transactional Agreements, nor any Schedule or Exhibit attached thereto nor any document or certificate required to be provided by the Purchaser directly to the Company hereunder, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein not misleading.

4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         Except as set forth in the disclosure schedules attached hereto as
Schedule 4 and incorporated herein by this reference, the Company hereby
----------
represents and warrants to the Purchaser that:

         4.1.   Organization and Authority. The Company: (i) is a corporation
                --------------------------
                duly organized, validly existing and in good standing under the laws of the State of California; (ii) has all necessary corporate power to own and lease its properties, to carry on its business as described in the SEC Reports (the "Company's
                                                               ---------
                Business") and to enter into and perform the Transactional
                --------
                Agreements; and (iii) is qualified to do business in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company's Business.

         4.2.   Authority Relating to the Transactional Agreements; No Violation
                ----------------------------------------------------------------
                of Other Instruments.
                --------------------

                (a) The execution and delivery of the Transactional Agreements and the performance of the Transactional Agreements by the Company has been duly authorized by all necessary corporate action on the part of the Company and, assuming execution of the Transactional Agreements by the Purchaser, the Transactional Agreements will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject as to enforcement:
                       (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights; and (ii) to general principles of equity, whether such enforcement is considered in a proceeding in equity or at law.

                (b) Neither the execution of the Transactional Agreements nor the performance of the transactions contemplated thereby by the Company will: (i) conflict with or result in any breach or violation of the terms of any decree, judgment, order, law or regulation now in effect applicable to the Company or any federal, state or local law, rule or regulation now in effect applicable to the Company, (ii) materially conflict with, or result in, with or without the passage of time or the giving of notice, any material breach of any of the terms, conditions and provisions of, or constitute a material default under, or result in the creation of any material lien, charge, or encumbrance upon any of its assets pursuant to, any indenture, mortgage, lease, agreement or other instrument to which the Company is a party or by which it or any of the assets are bound; (iii) permit the acceleration of the maturity of any material indebtedness of the Company or of any other person secured by its assets or other property; or (iv) violate or conflict with any provision of the Articles of Incorporation or Bylaws of the Company.

                (c) No consent from any third party and no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by the Company in order to permit the execution, delivery or performance of the Transactional Agreements by the Company, or the consummation of the transactions contemplated by the Transactional Agreements, except such consents, approvals, authorizations, declarations, filings or registrations the failure of which to obtain or make could not reasonably be expected to have a material adverse effect on the transactions contemplated by this Agreement.

         4.3.   Validity of Shares. The Shares, when issued, sold and delivered
                ------------------
                in accordance with the terms and for the consideration expressed in this Agreement, will be duly and validly authorized and issued (including, without limitation, issued in compliance with applicable federal and state securities laws) and fully paid and non-assessable; provided, however, that such Shares shall be subject to restrictions on transfer under state and/or federal securities laws. The Shares are not subject to any preemptive rights or rights of first refusal, except as otherwise specifically agreed to by the holders thereof.

         4.4.   Authorized and Issued Capital of the Company. Schedule 4.4 sets
                --------------------------------------------  ------------
                forth all outstanding agreements of the Company to allot or issue securities entered into by the Company on or after September 30, 2001 and all allotments and issuances of securities of the Company which have occurred since September 30, 2001.

         4.5.   Other Registration Rights. Except as described in Schedule 4.5,
                -------------------------                         ------------
                there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to simultaneously register such securities or include such securities in the securities to be registered pursuant to the Registration Rights Agreement or with or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

         4.6.   SEC Reports. The Company has filed with the Securities and
                -----------
                Exchange Commission (the "SEC") all required forms, reports,
                                          ---
                registration statements and documents required to be filed by it with the SEC (collectively, all such forms, reports, registration statements and documents filed since January 1, 1999 are referred to herein as the "SEC Reports"). All of the
                                                    -----------
                SEC Reports complied as to form, when filed (or, if amended or superseded by filing prior to the date hereof, then on the date of such filing), in all material respects with the applicable provisions of the Act and the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"). The SEC Reports
                                              ------------
                (including all exhibits and schedules thereto and documents incorporated by reference therein) did not, at the time they were filed (or, if amended or superseded by filing prior to the date hereof, then on the date of such filing), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.7.   No Material Adverse Change. (i) Neither the Company nor any of
                --------------------------
                its subsidiaries has sustained, since September 30, 2001, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and (ii) since September 30, 2001, except as disclosed in the SEC Reports, there has not been any material change in the share capital or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development which is not public knowledge that in the Company's reasonable judgment as of this date is reasonably likely to give rise to a material adverse change in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries and (iii) there is no Liquidation Event in respect of the Company pending or threatened and, to the knowledge of the Company, no basis for such Liquidation Event exists.

         4.8.   Compliance with Law. The Company is not in violation of any
                -------------------
                decree, judgment, order, law or regulation of any court or other governmental body (including without limitation, applicable environmental protection legislation and regulations, equal employment and civil rights regulations, legislation related to wages, hours and the payment of social security taxes and occupational health and safety legislation), which violation could reasonably be expected to have a material adverse effect on its assets or business.

         4.9.   Litigation. None of the Company, its subsidiaries or, to the
                ----------
                Company's knowledge, any officer, director, shareholder, employee or agent of the Company and its subsidiaries are a party to any pending or, to the Company's knowledge, threatened, action, suit, proceeding or investigation, at law or in equity or otherwise in, for or by any court or other governmental body which could reasonably be expected to have a material adverse impact on the Company's or its subsidiaries assets or business or the transactions contemplated by the Transactional Agreements nor, to the Company's knowledge, does any basis exist for any such action, suit, proceeding or investigation. The Company is not subject to any decree, judgment or, order of any court or other governmental body which could reasonably be expected to have a material adverse impact on the Company's assets or business.

         4.10.  Brokers and Finders. Neither the Company nor any shareholder,
                -------------------
                director, officer, employee or agent of the Company has retained any broker or finder in connection with the transactions contemplated by the Transactional Agreements. The Company will indemnify and hold the Purchaser harmless against all claims for brokers' or finders' fees made or asserted by any party claiming to have been employed by the Company or any shareholder, director, officer, employee or agent of the Company and all costs and expenses (including the reasonable fees of counsel) of investigating and defending such claims.

         4.11.  Nasdaq Listing. The Company shall have filed any necessary
                --------------
                application or notice with the NASDAQ National Market to have the common stock issuable upon conversion of the Series E Preferred approved for listing.

5.       INDEMNITY.

         5.1.   Indemnity of the Company. The Purchaser shall hold harmless the
                ------------------------
                Company from and against any and all losses, costs, expenses, liabilities, obligations, claims, demands, causes of action, suits, settlements and judgments of every nature, suffered and incurred by the Company, including the costs and expenses associated therewith and reasonable attorneys' and witness fees incurred ("Company's Damages") which arise out of or are related
                           -----------------
                to: (i) the breach by the Purchaser of this Agreement, or any third-party allegation thereof; and (ii) the non-performance, partial or total, of any covenant in this Agreement.

         5.2.   Indemnity of the Purchaser. The Company shall indemnify and hold
                --------------------------
                harmless the Purchaser from and against any and all losses, costs, expenses, liabilities, obligations, claims, demands, causes of action, suits, settlements and judgments of every nature, suffered and incurred by the Purchaser, including the costs and expenses associated therewith and reasonable attorneys' and witness fees incurred (the "Purchaser's Damages"
                                                           -------------------
                and when used together with or in the alternative to
                the Company's Damages, "Damages"), which arise out of or are
                                        -------
                related to: (i) the breach by the Company of any of this Agreement or any third-party allegation thereof; or (ii) the non-performance, partial or total, of any covenant made by the Company pursuant to this Agreement.

         5.3.   Notice. In the event that any party suffers Damages, the party
                ------
                making a claim for indemnification ("Indemnitee") shall within
                                                     ----------
                sixty (60) days of discovering or incurring such Damage give the indemnifying party ("Indemnitor") written notice thereof
                                     ----------
                ("Notice of Claim"). The Notice of Claim shall state in
                  ---------------
                reasonable detail the nature of the claim, the specific provisions in this Agreement alleged to have been breached (if applicable), and the amount of the claim for indemnification. Such amount shall represent the Indemnitee's good faith estimate of the Damages. The Indemnitor shall have thirty (30) days from receipt of the Notice of Claim to accept or reject the claim for indemnification. The Indemnitee shall be deemed to have waived its right to indemnification for any Damages for which notice is not given in a timely manner as set forth herein if and to the extent that the Indemnitor can show that such failure to give timely notice has materially prejudiced the Indemnitor's ability to defend or otherwise respond to such claim. Any claim for Damages accepted by the Indemnitor or any claim determined as valid under the claim procedure set forth below, shall be deemed "Established Damages" for the purposes of this Agreement.
                 -------------------

         5.4.   Claims. If a Notice of Claim is given pursuant to Section 5.3
                ------                                            -----------
                above, and no rejection is received within the thirty (30) day period specified above, then the Indemnitor shall be deemed to have accepted such claim. If the Indemnitor rejects a claim within such thirty (30) day period, the parties shall, in good faith, attempt to negotiate a resolution of such claim within sixty (60) days thereafter (the "Resolution Period"). If the
                                                 -----------------
                parties do not reach resolution during the Resolution Period, then the Indemnitee may, within thirty (30) days after the end of the Resolution Period proceed to submit the controversy to mediation by providing notice to the Indemnitor. Such mediation shall be governed by the rules of the Center for Public Resources. Promptly thereafter, a mutually acceptable mediator shall be chosen by the parties, who shall share the cost of mediation services equally. If the dispute has not been resolved by mediation within 60 days after the date of written notice requesting mediation, then either party may initiate litigation and pursue all and any remedies at law or at equity that such party is entitled to. If the Indemnitor acknowledges in writing its obligation to indemnify the Indemnitee against any Damages that may result from claims of third parties ("Third Party
                                                               -----------
                Claims"), then the Indemnitor shall be entitled to assume and
                ------
                control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnitee within five days of the receipt of such notice from the Indemnitee; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnitee for the same counsel to represent both the Indemnitee and the Indemnitor, then the Indemnitee shall be entitled to retain its own counsel. In the event the Indemnitor exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnitee shall cooperate with the Indemnitor in such defense and make available to the Indemnitor, at the Indemnitor's expense, all witnesses, pertinent records, materials and information in the Indemnitee's possession or under the Indemnitee's control relating thereto as is reasonably required by the Indemnitor. Similarly, in the event the Indemnitee is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnitor shall cooperate with the Indemnitee in such defense and make available to the Indemnitee, at the Indemnitee's expense, all such witnesses, records, materials and information in the Indemnitor's possession or under the Indemnitor's control relating thereto as is reasonably required by the Indemnitee. No such Third Party Claim may be settled by the Indemnitee without the written consent of the Indemnitor.

     5.5.  Exclusivity of Indemnification Remedy. From and after the Closing,
           -------------------------------------
           the exclusive remedy of (i) the Company for breaches by the Purchaser and (ii) the Purchaser for breaches by the Company, of this Agreement, shall be pursuant to the indemnification provisions set forth in this Section 5.
                         ---------

     5.6.  Survival of Representations and Warranties. The representations and
           ------------------------------------------
           warranties of the parties contained in this Agreement shall survive the Closing solely for purposes of this Section 5 until the second
                                                   ---------
           anniversary of the Closing Date. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties by a party to the other parties, then the relevant representations and warranties shall survive as to such claim, until such claim has been finally resolved.

     5.7.  Limit on Indemnities.
           --------------------

           (a)   Notwithstanding anything to the contrary contained in this
                 Section 5, the liability of the Purchaser and the Company
                 ---------
                 pursuant to this Section 5 will terminate two years after the
                                  ---------
                 Closing Date except in respect of any claim made by any indemnified Party pursuant to this Section 5 in respect of
                                                    ---------
                 which notice is given by the Company and the Purchaser prior to such date.

           (b) No indemnifying party shall be required to make any indemnification payment pursuant to this Section 5 until such
                                                          ---------
                 time as the total amount of all Damages suffered or incurred by the indemnified party, or to the indemnified party shall have otherwise become subject, exceeds $50,000 in the aggregate. If the total amount of such Damages exceeds $50,000 in the aggregate, the indemnified party shall be entitled to be indemnified against and compensated and reimbursed for the entire amount of such Damages, and not merely the portion of such Damages exceeding $50,000.

           (c) The aggregate liability of the Purchaser to the Company, and the aggregate liability of the Company to the Purchaser, arising under this Section 5 shall not in any event exceed $1,000,000.

6.   Conditions of Investors' Obligations at Closing. The obligations of
     -----------------------------------------------
Purchaser under Section 1 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by Purchaser:

     6.1.  Representations and Warranties. The representations and warranties of
           ------------------------------
the Company contained in Section 4 shall be true in all material respects on and as of the Closing with the same effect as if made on and as of the Closing.

     6.2.  Performance. The Company shall have performed or fulfilled in all
           -----------
material respects all agreements, obligations, and conditions contained herein required to be performed or fulfilled by the Company before the Closing.

     6.3.  Registration Rights Agreement. The Company and the Purchaser shall
           -----------------------------
           have entered into the Registration Rights Agreement in substantially the form attached as Exhibit 6.3 (the "Rights Agreement").
                                -----------       ----------------

     6.4.  Blue Sky Compliance. The Company shall have complied with and be
           -------------------
           effective under the federal securities laws of the United States (including the Act) and the securities laws of the State of California and any other applicable states as necessary to offer and sell the Shares to the Purchaser.

     6.5.  Certificate of Determination. The Company shall have filed the
           ----------------------------
Certificate of Determination for Series E Preferred Stock (the "Certificate of
                                                                --------------
Determination" the Secretary of State of the State of California, which
-------------
Certificate of Determination shall be in full force and effect on the Closing Date.

7.   Conditions of the Company's Obligations at Closing. The obligations of the
     --------------------------------------------------
Company under Section 1 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Company:

     7.1.  Representations and Warranties. The representations and warranties of
           ------------------------------
the Purchaser contained in Section 3 shall be true in all material respects on and as of the Closing with the same effect as though said representations and warranties had been made on and as of the Closing.

8.    MISCELLANEOUS.

      8.1.   Confidentiality; Press Releases. Neither party shall issue a press
             -------------------------------
             release or otherwise publicize the transactions contemplated by this Agreement or otherwise disclose the nature or contents of this Agreement on or prior to the Closing Date except as otherwise required by applicable law, regulation, or stock exchange requirement. No information, documents or reports provided to or obtained by either party, either orally or in writing, in connection with the transactions contemplated by the Transactional Agreements shall be disclosed to any non-party except as required in carrying out the transactions contemplated hereby or as required by applicable law, regulation or stock exchange requirement.

      8.2.   Assignment. This Agreement shall be binding upon and inure to the
             ----------
             benefit of the successors and assigns of the parties. the Company may assign, in whole or in part and to one or more third parties, any of its benefits or rights but the obligations of the Company under this Agreement shall not be assigned or assumed without the consent of the Purchaser.

      8.3.   Expenses. Except as otherwise expressly provided herein, each party
             --------
             will pay its own costs and expenses, including legal and accounting expenses, related to the transactions provided for herein, irrespective of when incurred.

      8.4.   Notices. Any notice or other communication required or permitted
             -------
             hereunder shall be in writing and shall be deemed to have been duly given on the date of service if served personally, by recognized expedited delivery service, or by facsimile (with confirmation copies of any facsimile notice to be provided by at least one other method of delivery permitted hereunder), or five (5) days after the date of mailing if mailed, by first class mail, registered or certified, postage prepaid. Notices shall be addressed as follows:

                    To the Purchaser at:


                                       Japan
                                       Attn:

                    with a copy (which shall not constitute notice) to:

                   To the Company at:  Sonic Solutions
                                       101 Rowland Way
                                       Novato, California 94945
                                       Attn:  Chief Financial Officer

                   with a copy (which shall not constitute notice) to:

                                       Heller Ehrman White & McAuliffe LLP
                                       2500 Sand Hill Road, Suite 100
                                       Menlo Park, California 94025
                                       Attn:  Kyle Guse

             or to such other address as a party has designated by notice in writing to the other party in the manner provided by this Section.

      8.5.   Entire Agreement and Modification. This Agreement together with the
             ---------------------------------
             other Transactional Agreements constitute and contain the entire agreement of the parties and supersedes any and all prior negotiations, correspondence, understandings and agreements between the parties respecting the subject matter hereof. This Agreement may only be amended by written instrument signed by the parties.

      8.6.   Survival of Terms. All covenants contained in this Agreement and
             -----------------
             any certificate or other instrument delivered by or on behalf of the parties pursuant to this Agreement which by their terms are to be performed after the signing of this Agreement shall survive the signing of this Agreement.

      8.7.   Governing Law. This Agreement shall be governed by and construed in
             -------------
             accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in the State of California by California residents. The parties hereby waive trial by jury in connection with any action or suit under this Agreement or otherwise arising from the relationship between the parties hereto.

      8.8.   Severability. If any provision of this Agreement is held to be
             ------------
             invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

     8.9.    Headings. The headings appearing at the beginning of several
             --------
             sections contained herein have been inserted for the convenience of the parties and shall not be used to determine the construction or interpretation of this Agreement.

     8.10.   Counterparts. This Agreement may be executed in counterparts,
             ------------
             including by facsimile, each of which shall be deemed an original, but both of which when taken together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above set forth.

                                    Sonic Solutions
                                    a California corporation




                                    By: /s/ Robert J. Doris
                                      ------------------------------------------

                                    Name:  Robert J. Doris

                                    Title: President and Chief Executive Officer







                                    Sanshin Electronics Co., Ltd.
                                    a Japanese corporation

                                    By: /s/ Mitsumasa Matsunaga
                                        ----------------------------------------

                                    Name: Mitsumasa Matsunaga

                                    Title: Representative Director





                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]